UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 22, 2003

Date of Report (Date of Earliest Event Reported)

1st CENTENNIAL BANCORP

(Exact Name of Registrant as Specified in its Charter)

California	000-29105	91-1995265
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

218 East State Street, Redlands, California 92373

(Address of Principal Executive Offices) ( Zip Code)

(909) 798-3611

(Registrant’s Telephone Number including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.3 Press release concerning earnings for September 30, 2003 calendar quarter.

Item 9. Regulation FD Disclosure.

On October 22, 2003, 1st Centennial Bancorp issued a press release announcing its earnings for the third quarter of 2003. This information is being furnished pursuant to “Item 12. “Results of Operations and Financial Condition” of Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 22, 2003	1st CENTENNIAL BANCORP

	By:	/s/ BETH SANDERS
Beth Sanders Chief Financial Officer (Principal Accounting Officer, and officer authorized to sign on behalf of the registrant)

EXHIBIT INDEX

Exhibit No.	Description	Page
99.3	Press release concerning earnings for September 30, 2003 calendar quarter.	4